EXHIBIT 10.2

                       NONINCENTIVE STOCK OPTION AGREEMENT
                                KIRBY CORPORATION
                          2005 STOCK AND INCENTIVE PLAN


     A Nonincentive Stock Option for a total of _________ shares of common stock, par value $0.10 per share, of Kirby Corporation (the "Company") is hereby granted pursuant to the 2005 Stock and Incentive Plan of the Company (the "Plan") to




(the "Optionee"). This Option is in all respects subject to the definitions, terms, conditions and limitations contained in the Plan, which is incorporated herein by reference.

     1.   Exercise  Price.  The  exercise  price  is  $_________ for each share,
          ---------------
being  the  Fair  Market  Value  of  the  common  stock  on  the  Date of Grant.

     2.   Date  of  Grant.  The  Date  of Grant of this Option is _____________,
          ---------------
_____.

     3.   Exercise  of  Option.  This  Option  shall  be exercisable as follows:
          --------------------

          (a)  Date  of Exercise.  This Option shall become exercisable in whole
               -----------------
or in part with respect to the following numbers of Shares on the dates indicated:

               (i)    _____  Shares  on  _____________,  _____.;

               (ii)   _____  Shares  on  _____________,  _____.;  and

               (iii)  _____  Shares  on  _____________,  _____.;

provided that this Option shall become immediately exercisable in full upon the occurrence of a Change in Control.

          (b)  Term  of  Option.  This  Option  may  not  be exercised after the
               ----------------
expiration of five (5) years from the Date of Grant and is subject to earlier termination as provided in the Plan. This Option may be exercised during such time only in accordance with the Plan and the terms of this Option.

          (c)  Method  of  Exercise.  This  Option  shall  be  exercisable  by a
               --------------------
written  notice  delivered  to  the  Company  which  shall:

               (i) state the election to exercise the Option and the number of shares in respect of which it is being exercised; and

               (ii) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be


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accompanied  by  proof, satisfactory to the Company, of the right of such person or  persons  to  exercise  the  Option.

          (d)  Payment.  Payment  of  the  exercise  price  of  any  shares with
               -------
respect to which this Option is being exercised shall be by cash, certified or cashier's check, money order, personal check, shares of common stock of the Company owned by the Optionee for at least six months, or by a combination of the above, delivered to the Company and the exercise shall not be effective until such payment is made. If the exercise price is paid in whole or in part with shares of common stock of the Company, the value of the shares surrendered shall be their Fair Market Value on the date received by the Company. The certificate or certificates for shares of common stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

          (e)  Withholding.  The  Optionee  shall make satisfactory arrangements
               -----------
for the withholding of any amounts necessary for withholding in accordance with applicable federal or state income tax laws.

          (f)  Restrictions  on  Exercise.
               --------------------------

               (i) This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

               (ii) Shares issued upon the exercise of this Option without registration of such shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such shares.

          (g)  Partial  Exercise.  Upon the exercise of this Option in part, the
               -----------------
Optionee shall deliver this agreement to the Company which shall endorse on the agreement a notation of such exercise and return the agreement to the Optionee.

     4.   Nontransferability  of  Option.  This Option may not be transferred by
          ------------------------------
the Optionee otherwise than by will or the laws of descent and distribution and so long as the Optionee lives, only the Optionee or his guardian or legal representative shall have the right to exercise this Option. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                                        KIRBY  CORPORATION

                                        By  ____________________________________
                                        Name  __________________________________
                                        Title __________________________________


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     The  Optionee  acknowledges  receipt  of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions of the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee on any questions arising under the Plan.


                                        ________________________________________
                                                       Optionee